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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             OHIO EDISON COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

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                           [OHIO EDISON LETTERHEAD]


                                March 12, 1997


Dear Fellow Shareholder:


        According to our records, we haven't received your proxy card for the merger of Ohio Edison and Centerior Energy under a holding company called FirstEnergy.

        YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU AND FELLOW SHAREHOLDERS APPROVE THE MERGER.

        Please make sure that your shares will be represented at the special shareholders meeting that will be held on March 27, 1997, at the John S. Knight Center in Akron, Ohio. Just sign, date and return the enclosed proxy card in the postage-paid envelope we have provided. Your vote will help us create a larger, stronger company that will enhance your investment.

        If you have any questions, don't hesitate to call our special toll-free number, 1-800-631-8945, to reach a representative of Investor Services or Georgeson & Company Inc., which is assisting us with proxy solicitation.

        Thank you for your continued support.


                                           Sincerely,

                                           /s/ Willard R. Holland